EXHIBIT 10.1

FIRST AMENDMENT TO CONTRIBUTION AGREEMENT AND TO
AGREEMENT REGARDING TRANSFER OF SERIES A UNITS

(AAAAA Rent-A-Space)

THIS FIRST AMENDMENT TO CONTRIBUTION AGREEMENT AND TO AGREEMENT REGARDING TRANSFER OF SERIES A UNITS (hereinafter the “First Amendment”) is executed on the 28th day of September, 2007, but made and entered into effective as of the 25th day of June, 2007, by, between, and among AAAAA RENT-A-SPACE, ALAMEDA, LTD., LIMITED PARTNERSHIP, a California limited partnership, AAAAA RENT-A-SPACE, ALAMEDA II, LTD. LIMITED PARTNERSHIP, a California limited partnership, AAAAA RENT-A-SPACE, BERKELEY I, LTD., LIMITED PARTNERSHIP, a California limited partnership, AAAAA RENT-A-SPACE, BERKELEY II, LTD., LIMITED PARTNERSHIP, a California limited partnership, AAAAA RENT-A-SPACE — CASTRO VALLEY, LTD. LIMITED PARTNERSHIP, a California limited partnership, AAAAA RENT-A-SPACE — COLMA, LTD.  LIMITED PARTNERSHIP, a California limited partnership, AAAAA RENT-A-SPACE, HAYWARD, LTD., LIMITED PARTNERSHIP, a California limited partnership, AAAAA RENT-A-SPACE — MAUI,  A LIMITED PARTNERSHIP, a Hawaiian limited partnership, AAAAA RENT-A-SPACE, SAN LEANDRO, LTD., LIMITED PARTNERSHIP, a California limited partnership, AAAAA RENT-A-SPACE, SAN PABLO, LTD. LIMITED PARTNERSHIP, a California limited partnership, and AAAAA RENT-A-SPACE — VALLEJO, LTD. LIMITED PARTNERSHIP, a California limited partnership (each hereinafter individually referred to as a “Contributor” and collectively the “Contributors”), H. JAMES KNUPPE (hereinafter “James Knuppe”), BARBARA KNUPPE, and EXTRA SPACE STORAGE LP, a Delaware limited partnership (hereinafter “Extra Space”).

R E C I T A L S:

A.                                   Pursuant to that certain Contribution Agreement dated effective as of June 15, 2007, between Contributors and Extra Space (hereinafter the “Contribution Agreement”), each of the Contributors conveyed to Extra Space certain real and personal property owned by such Contributor in exchange for certain “Series A Preferred Units” (hereinafter collectively the “Series A Units”), as defined in the Second Amended and Restated Agreement of Limited Partnership for Extra Space (the “Partnership Agreement”), all as more particularly described in the Contribution Agreement.

B.                                     Pursuant to that certain Agreement Regarding Transfer of Series A Units dated June 25, 2007, between Contributors, James Knuppe, Barbara Knuppe, Extra Space, and others (hereinafter the “Transfer Agreement”), the parties to the Transfer Agreement agreed that all of the Series A Units to be issued by Extra Space pursuant to the Contribution Agreement would be issued directly to James Knuppe and Barbara Knuppe and James Knuppe and Barbara Knuppe assumed certain obligations of the Contributors under the Contribution Agreement with respect to the Series A Units.

C.                                     Pursuant to the Partnership Agreement and the Contribution Agreement, James Knuppe and Barbara Knuppe have certain rights to require Extra Space to redeem the Series A Units.  The parties to this Agreement desire to make certain amendments to the provision of the Contribution Agreement relating to the redemption of the Series A Units.

NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth in this First Amendment, the receipt and sufficiency of which are acknowledged by the parties to this Agreement, the parties to this Agreement do hereby agree as follows:

1.                                       Amendment of Section 3(f) of Contribution Agreement.  Section 3(f) of the Contribution Agreement is hereby amended by deleting said Section 3(f) in its entirety and replacing it with the following Section 3(f):

(f)                                    Issuance of Series A Preferred Units.  The Series A Preferred Units shall be issued and delivered to Contributors at Closing.  Subject to the terms and conditions set forth in this Agreement (including this Section 3(f)) and that certain Promissory Note dated June 25, 2007, in the original principal amount of $100,000,000.00 and in which H. James Knuppe and Barbara Knuppe appear as Borrowers and Acquiror appears as Lender (hereinafter the “Note”), the Series A Preferred Units shall be redeemable for cash or exchangeable for shares (“Conversion Shares”) of the Stock in accordance with the provisions of the Amended and Restated Partnership Agreement (hereinafter defined).  Pursuant to Section 16.4B of the Amended and Restated Partnership Agreement, at such time as a “Tendering Series A Preferred Unit Holder” (as defined in the Amended and Restated Partnership Agreement) elects (or is deemed to have elected) to require Acquiror to redeem all or any portion of such Tendering Series A Preferred Unit Holder’s “Tendered Series A Preferred Units” (as defined in the Amended and Restated Partnership Agreement), “Parent” (as defined in the Amended and Restated Partnership Agreement) may elect to acquire some or all of the Tendered Series A Preferred Units of such Tendering Series A Preferred Unit Holder in exchange for Stock.  Notwithstanding anything to the contrary in the Amended and Restated Partnership Agreement, if Parent elects to acquire any Tendered Series A Preferred Units of a Tendering Series A Preferred Unit Holder, the following provisions shall apply:

(1)                                  Parent shall not have any obligation to issue in the aggregate to all Tendering Series A Preferred Unit Holders more than 116,000,000 shares of the Stock (hereinafter the “Maximum Shares of Stock”) with respect to Parent’s acquisition of any or all of the Series A Preferred Units issued pursuant to this Agreement;

(2)                                  Parent’s obligation to issue shares of the Stock with respect to any Tendered Series A Preferred Unit shall be deemed to have been satisfied in full upon the issuance by Parent of the Maximum Shares of Stock with respect to the acquisition of Tendered Series A Preferred Units regardless of whether the Maximum Shares of Stock were issued with respect to (A) the acquisition of such Tendered Series A Preferred Unit,

(B) the acquisition of such Tendered Series A Preferred Unit in combination with the acquisition of other Tendered Series A Preferred Units, or (C) the acquisition of other Tendered Series A Preferred Units.

(3)                                  Effective upon the issuance of the Maximum Shares of Stock with respect to the acquisition of one or more Tendered Series A Preferred Units issued pursuant to this Agreement, all Series A Preferred Units issued pursuant to this Agreement shall, to the extent not previously redeemed by Acquiror or acquired by Parent, be deemed to have been redeemed in full and shall no longer be issued or outstanding and neither Acquiror nor Parent shall have any obligation to pay any additional amounts with respect to any of the Series A Preferred Units issued pursuant to this Agreement.

Anything in the Amended and Restated Partnership Agreement to the contrary notwithstanding, Acquiror agrees that so long as the Series A Preferred Units remain issued and outstanding, Acquiror shall not (i) authorize or issue any securities in Acquiror having any preference as to or on a parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, (ii) reclassify any partnership interests into interests having any preference as to or on a parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, (iii) authorize or issue any debt which is convertible into or exchangeable for, partnership interests in Acquiror having any preference as to or on parity with the dividend or redemption rights, liquidation preferences, conversion rights, voting rights or any other rights or privileges of the Series A Preferred Units, or (iv) amend or repeal any provision of, or add any provision to the Amended and Restated Partnership Agreement if such actions would alter or change the preferences, rights, privileges or restrictions provided for the benefit of the Series A Preferred Units.

2.                                       Amendment of Section 1 of Promissory Note.  The penultimate sentence of Section 1 of that certain Promissory Note dated June 25, 2007 from James Knuppe and Barbara Knuppe to Extra Space (hereinafter the “Promissory Note”) shall be replaced with the following:

Borrowers and Lender agree that Lender shall have the right, immediately and without prior demand or notice, to offset any distributions payable to Borrowers, or either of them or any of their respective assignees, with respect to any Series A Units (whether now owned or hereafter acquired by Borrowers, either Borrower or any of their respective assignees) against any amounts due and payable hereunder.  Borrowers and Lender agree that for purposes of applying the preceding sentence:  (a) the term “distribution” shall include payments by Lender in redemption of Series A Units pursuant to the Partnership Agreement (hereinafter defined) and the issuance of any “REIT Shares” (as defined in the Partnership Agreement) by “Parent” (as defined in the Partnership Agreement) as consideration for Parent’s acquisition of Series A Units pursuant to Section 16.4B of the Partnership Agreement, and (b) if any Series A Units are assigned by Borrowers, for purposes of Lender’s exercise of Lender’s right of offset (and solely for such purpose), each assignee shall be deemed to have assumed a proportionate share of the liability under this Note based on the number of Series A Units that are issued and outstanding as of the date of such determination.  Furthermore, to the extent of any amounts then due and owing, but unpaid, by Lender with respect to the Series A Units, Borrowers may, at Borrowers’ option and notwithstanding any assignment by Lender of Lender’s rights under this Note to any controlled affiliate of Lender, immediately and without prior demand or notice, offset such amounts against amounts then due and owing under this Note; provided, however, that Borrowers shall at all times be jointly and severally liable for any amounts remaining owing under this Note after any exercise of such right of offset.  Borrowers and Lender further agree that except as provided otherwise in Section 3 below with respect to a redemption of up to 114,500 Series A Units, an election by any “Tendering Series A Preferred Unit Holder” (as defined in the Partnership Agreement) to require Lender to redeem all or any portion of such Tendering Series A Preferred Unit Holder’s “Tendered Series A Preferred Units” (as defined in the Partnership Agreement) shall be deemed to be an election by each Borrower and each assignee of a Borrower to require Lender to redeem all of the Series A Units held by Borrowers and their respective assignees in the same manner and to the same extent as if each Borrower and each such assignee had made such an election in accordance with the provisions of the Partnership Agreement.

3.                                       Amendment of Subsection 3(iii) of Promissory Note.  Subsection 3(iii) of the Promissory Note is hereby amended by deleting said Section 3(iii) in its entirety and replacing it with the following Subsection 3(iii):

                                                (iii)                               Except as provided below in this Section 3, either of the Borrowers or any of their respective assignees exercises such Borrower or assignee’s right under the Second Amended and Restated Agreement of Limited Partnership of Lender dated June 25, 2007 (the “Partnership Agreement”) to redeem any or all of the Series A Units

4.                                       Amendment of Section 3 of Promissory Note.  Section 3 of the Promissory Note is further amended by adding the following at the end and as part of Section 3 of the Promissory Note:

Notwithstanding anything to the contrary in subsection 3(iii) above but subject to that certain Contribution Agreement (AAAAA Rent-A-Space) dated as of June 15, 2007, between AAAAA Rent-A-Space, Alameda, Ltd., Limited Partnership, a California limited partnership, Lender, Borrowers, and others, as amended (the “Contribution Agreement”), if (a) no default Borrowers has occurred under this Note and no event has occurred which with the giving of notice or lapse of time or both would constitute such a default and (b) neither borrower has assigned or otherwise transferred any of such Borrower’s Series A Units or any right, title, or interest therein, Borrowers shall have the right, on a one time basis in a single redemption, to elect to require Lender to redeem, in the aggregate, up to, but not to exceed, 114,500 Series A Units and such redemption shall not cause the principal amount of this Note or the accrued but unpaid interest thereon to be due and payable.  Upon any redemption by Borrowers pursuant to the immediately preceding sentence, Lender shall release from the Pledge the Series A Units which are to be redeemed as a part of such redemption.

5.                                       Examples.  For the avoidance of confusion, attached hereto as Attachment A, and by this reference made a part hereof, are examples illustrating the manner in which the parties intend that Section 3(f) of the Contribution Agreement and Section 1 of the Promissory Note (both as amended by this First Amendment) are to be applied.  To the extent that there is a conflict between the provisions of this Agreement and the examples attached hereto, the examples shall control.

6.                                       Ratification by James Knuppe and Barbara Knuppe.  Each of James Knuppe and Barbara Knuppe, with respect to the Series A Units now or hereafter held by them, hereby assumes and agrees to be bound by the provisions of Sections 3(f), 3(g)(1), and 3(i) of the Contribution Agreement and agrees to hold such Series A Units subject to the provisions of Sections 3(f), 3(g)(1) and 3(i) of the Contribution Agreement in addition to any other provisions of the Contribution Agreement to which they have agreed to be bound.  James Knuppe and Barbara Knuppe do each hereby ratify and confirm the Contribution Agreement, the Transfer Agreement and the Promissory Note, as those Agreements have been amended and modified by this First Amendment.

7.                                       Ratification by Other Parties to Contribution Agreement.  Each of the parties to this First Amendment other than James Knuppe and Barbara Knuppe hereby ratifies and confirms the Contribution Agreement and the Transfer Agreement as those Agreements have been amended and modified by this First Amendment.

[Signatures on Following Pages]

DATED effective as of the effective date set forth above.

CONTRIBUTORS:

AAAAA RENT-A-SPACE, ALAMEDA, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS - ALAMEDA, INC., a Nevada corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE, ALAMEDA II, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE, BERKELEY I, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE, BERKELEY II, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE — CASTRO VALLEY, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE — COLMA, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS - COLMA, INC., a Nevada corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE, HAYWARD, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS - HAYWARD, INC., a Nevada corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE — MAUI, A LIMITED PARTNERSHIP, a Hawaiian limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE, SAN LEANDRO, LTD., LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS — SAN LEANDRO, INC., a Nevada corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE, SAN PABLO, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

AAAAA RENT-A-SPACE — VALLEJO, LTD. LIMITED PARTNERSHIP, a California limited partnership

By:	KN PRODUCTIONS CO., INC., a California corporation, its general partner

	By:	/s/ Michael Knuppe
Name: Michael Knuppe
Title: President
Date: 9/28/07

	/s/ H. James Knuppe	9/28/07
H. JAMES KNUPPE

	/s/ Barbara Knuppe	9/28/07
BARBARA KNUPPE

EXTRA SPACE:

EXTRA SPACE STORAGE LP, a Delaware limited partnership

BY:	ESS HOLDINGS BUSINESS TRUST I, a Massachusetts business trust, its sole general partner

	By:	/s/ Charles L. Allen
Name: Charles L. Allen
Title: Trustee

ATTACHMENT A

Except to the extent expressly indicated otherwise in this Attachment, capitalized terms used in this Attachment shall have the same meaning as set forth in the First Amendment.

Assumptions for Examples:

Face amount of Promissory Note:	$100,000,000.00
Accrued but unpaid interest owing on the Promissory Note:	$0.00
Total Number of Series A Units owned by H. James Knuppe and Barbara Knuppe:	989,980
Series A Preferred Capital	$116.16 (rounded from $116.1639629083)
Maximum Shares of Stock	116,000,000
Adjustment Factor (as defined in the Partnership Agreement)	1.0

Example No. 1:

The “Value” (as defined in the Partnership Agreement) of the Stock (as defined in the Contribution Agreement) at the time that H. James Knuppe and Barbara Knuppe (collectively, “Knuppe”) tender the Series A Units for redemption is $20.00 per share of Stock, and Parent elects to acquire all of the Tendered Series A Units in exchange for Stock.

The “Series A Preferred Redemption Amount” (as defined in the Partnership Agreement) payable with respect to each Series A Unit would be equal to the sum of the Series A Preferred Capital ($116.1639629083) plus the Value of a share of Stock ($20.00), or $136.1639629083.  The total cash amount that would be payable with respect to such redemption (but for Parent’s election to issue Stock in exchange for the Series A Units) would be equal to the product of the total number of Series A Units (989,980) multiplied by the Series A Preferred Redemption Amount ($136.1639629083), or $134,799,600.00.  Parent would have the obligation to issue 6,739,980 shares of Stock with respect to the redemption.  5,000,000 of the shares of Stock (representing the $100,000,000.00 balance owing under the Promissory Note) would be applied to the satisfaction of the Promissory Note and 1,739,980 of the shares of Stock would be issued to Knuppe.  Because the total number of shares being issued is 6,739,980, the Maximum Shares of Stock limitation would not apply.  Knuppe would receive consideration in exchange for the Series A Units of $100,000,000 (through the satisfaction of the Promissory Note) plus shares of Stock having a total Value of $34,799,600.00, for total consideration of $134,799,600.00.

Example No. 2:

The Value of the Stock at the time that Knuppe tenders the Series A Units for redemption is $5.00 per share of Stock, and Parent elects to acquire all of the Tendered Series A Preferred Units in exchange for Stock.

The Series A Preferred Redemption Amount payable with respect to each Series A Unit would be equal to the sum of the Series A Preferred Capital ($116.1639629083) plus the Value of a share of Stock ($5.00), or $121.1639629083.  The total cash amount that would be payable with respect to such redemption (but for Parent’s election to issue Stock in exchange for the Series A Units) would be equal to the product of the total number of Series A Units (989,980) multiplied by the Series A Preferred Redemption Amount ($121.1639629083), or $119,949,900.00.  Parent would have the obligation to issue 23,989,980 shares of Stock with respect to the redemption.  20,000,000 of the shares of Stock (representing the $100,000,000.00 balance owing under the Promissory Note) would be applied to the satisfaction of the Promissory Note and 3,989,980 of the shares of Stock would be issued to Knuppe.  Because the total number of shares being issued is 23,989,980, the Maximum Shares of Stock limitation would not apply.  Knuppe would receive consideration in exchange for the Series A Units of $100,000,000 (through the satisfaction of the Promissory Note) plus shares of Stock having a total Value of $19,949,900.00, for total consideration of $119,949,900.00.

Example No. 3:

The Value of the Stock at the time that Knuppe tenders the Series A Units for redemption is $1.00 per share of Stock, and Parent elects to acquire all of the Tendered Series A Preferred Units in exchange for Stock.

The Series A Preferred Redemption Amount payable with respect to each Series A Unit would be equal to the sum of the Series A Preferred Capital ($116.1639629083) plus the Value of a share of Stock ($1.00), or $117.1639629083.  The total cash amount that would be payable with respect to such redemption (but for Parent’s election to issue Stock in exchange for the Series A Units) would be equal to the product of the total number of Series A Units (989,980) multiplied by the Series A Preferred Redemption Amount ($117.1639629083), or $115,989,980.00.  Parent would have the obligation to issue 115,989,980 shares of Stock with respect to the redemption.  100,000,000 of the shares of Stock (representing the $100,000,000.00 balance owing under the Promissory Note) would be applied to the satisfaction of the Promissory Note and 15,898,980 of the shares of Stock would be issued to Knuppe.  Because the total number of shares being issued is 115,989,980, the Maximum Shares of Stock limitation would not apply.  Knuppe would receive consideration in exchange for the Series A Units of $100,000,000 (through the satisfaction of the Promissory Note) plus shares of Stock having a total Value of $15,989,980.00, for total consideration of $115,989,980.00.

Example No. 4:

The Value of the Stock at the time that Knuppe tenders the Series A Units for redemption is $0.10 per share of Stock, and Parent elects to acquire all of the Tendered Series A Preferred Units in exchange for Stock.

The Series A Preferred Redemption Amount payable with respect to each Series A Unit would be equal to the sum of the Series A Preferred Capital ($116.1639629083) plus the Value of a share of Stock ($0.10), or $116.2639629083.  The total cash amount that would be payable with respect to such redemption (but for Parent’s election to issue Stock in exchange for the Series A Units) would be equal to the product of the total number of Series A Units (989,980) multiplied by the Series A Preferred Redemption Amount ($116.2639629083), or $115,098,998.00.  But for the Maximum Shares of Stock limitation, Parent would have the obligation to issue 1,150,989,980 shares of Stock with respect to the redemption.  Because of the Maximum Shares of Stock limitation, Parent would only be obligated to issue 116,000,000 shares of Stock having a Value of $11,600,000.00.  All of the Shares of Stock would be applied the satisfaction of the Promissory Note leaving a balance owing under the Note of $88,400,000.00.  Knuppe remains obligated for the payment of the $88,400,000.00 on the Promissory Note.

Example No. 5:  The facts are the same as in Example 4, except that Parent does not elect to redeem the Series A Units in exchange for Stock.  After the $100,000,000.00 outstanding balance on the Promissory Note is subtracted, Knuppe would be entitled to a cash payment in exchange for the Series A Units of $15,098,998.00.

Example No. 6:  The Parent and Extra Space file for bankruptcy, and the Series A Units are worthless.  Knuppe elects to tender the Series A Units for redemption.  Because the Series A Units are worthless, they cannot be offset against the outstanding balance on the Promissory Note.  Knuppe remains obligated for $100,000,000 on the Promissory Note.